UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 1, 2010

EXPRESS, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-34742	26-2828128
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1 Express Drive Columbus, Ohio		43230
(Address of principal executive offices)		(Zip Code)

(614) 474-4001

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02 Results of Operations and Financial Condition.

On December 1, 2010, Express, Inc. issued a press release providing information regarding earnings for the thirteen and thirty-nine week periods ended October 31, 2010. A copy of the press release is attached hereto as Exhibit 99.1.

The information in the press release is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 or otherwise subject to the liabilities of that Section. The information in the press release shall not be incorporated by reference into any filing under the Securities Act of 1933, except as shall otherwise be expressly set forth by specific reference in such filing.

Item 8.01 Financial Statements and Exhibits.

On December 1, 2010, Express, Inc. announced that its Board of Directors declared a special dividend of $0.56 per share. The special dividend will be paid on December 23, 2010 to stockholders of record at the close of business on December 16, 2010.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

99.1	Press Release of Express, Inc. dated December 1, 2010.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

EXPRESS, INC.

	By:	/s/ Matthew C. Moellering
Matthew C. Moellering
December 1, 2010		Executive Vice President, Chief Administrative Officer, Chief Financial Officer, Treasurer and Secretary

EXHIBIT INDEX

99.1	Press Release of Express, Inc. dated December 1, 2010.